COMMON STOCK

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

DECISIONPOINT SYSTEMS, INC.

CUSIP 24345A 40 8

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER
1320

SHARES

THIS CERTIFIES THAT

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE OF $0.001 EACH OF

DECISIONPOINT SYSTEMS, INC.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
Continental Stock Transfer & Trust Co.

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CHIEF FINANCIAL OFFICER

VICE PRESIDENT, FINANCE - CONTROLLER AND TREASURY

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________ ______________________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.